LIBERTY ALL–STAR® EQUITY FUND

USA

1st Quarter March 31, 2016

ALL-STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND
Period Ended March 31, 2016 (Unaudited)

Fund Statistics	1st Quarter 2016
Net Asset Value (NAV)	$5.88
Market Price	$4.97
Discount	-15.5%
Distribution*	$0.12
Market Price Trading Range	$4.26 to $5.28
Premium/(Discount) Range	-14.0% to -17.6%

Performance
Shares Valued at NAV with Dividends Reinvested	-2.32%
Shares Valued at Market Price with Dividends Reinvested	-4.63%
Dow Jones Industrial Average	2.20%
Lipper Large-Cap Core Mutual Fund Average	0.25%
NASDAQ Composite Index	-2.43%
S&P 500® Index	1.35%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2016.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

Fellow Shareholders:	April 2016

Despite the most tumultuous beginning to any calendar year in history—with U.S. equity markets posting their worst 10-day opening-year decline ever—most major equity benchmarks ended the first quarter of 2016 showing little actual change. Owing to a strong rally that took hold in mid-February—when equity markets were down in the 10 percent range—the S&P 500® Index returned 1.35 percent. The widely-followed Dow Jones Industrial Index gained 2.20 percent while the NASDAQ Composite Index returned -2.43 percent.

Equity markets continued to reflect a concern that grew more ominous as 2015 progressed, namely the absence of growth around the world. China’s once robust economy continued to cool, commodity-centric emerging markets were impacted by declining prices, European economies remained stagnant while migrant issues roiled the political environment, and U.S. GDP growth continued at a tepid pace. But it was China that chiefly concerned investors, tracing back to the surprise devaluation of the yuan last August, steep declines in its stock market (-7 percent in a single day in early January), reports of massive amounts of money leaving the country ($1 trillion in 2015, according to Bloomberg) and a year-over-year decline of 25 percent in exports during February. China’s economy grew 6.8 percent in 2015, according to the International Monetary Fund—three times the U.S. growth rate—but it was the slowest rate of expansion in 25 years. Outside of China, the other major driver of stock market action was plunging oil prices. From a high of $94 per barrel in July 2014, the domestic benchmark, West Texas Intermediate (WTI) crude, closed 2015 at $37/barrel and hit $26 in February before recovering to $38 at quarter’s end.

Investors were concerned that the U.S. economy would face ongoing pressures as a result of slow growth abroad. Corporate earnings were expected to come under pressure and manufacturing in the U.S. shrank in January for the fourth straight month. There were, however, bright spots on the domestic front. Hiring was strong throughout the quarter—an average monthly increase of 210,000 nonfarm jobs—and auto sales and construction spending were robust. As the quarter progressed, it also appeared that slow growth and volatile stock markets would temper the extent to which the Federal Reserve Board hikes short-term interest rates over the course of the year.

Liberty All-Star® Equity Fund
Liberty All-Star® Equity Fund trailed most benchmarks for the quarter, returning -2.32 percent with shares valued at net asset value (NAV) with dividends reinvested and -4.63 percent with shares valued at market price with dividends reinvested. The Lipper Large-Cap Core Mutual Fund Average returned 0.25 percent. The discount at which Fund shares traded relative to their NAV widened over the quarter, ranging from -14.0 percent to -17.6 percent.

The quarter was especially challenging for actively managed funds like Liberty All-Star® Equity Fund. The hyper-volatility that pulled the market down to open the year was followed by a strong rally, marking one of the largest quarterly reversals in history. As reported in Barron’s, only 19 percent of large-cap funds managed to beat the S&P 500® in the first three months of the year, a record low since data collection began in 1968. The Fund was in the top one-third of funds in the Lipper universe for March, but a few very poor days in early February accounted for most of the quarter’s underperformance.

First Quarter Report (Unaudited) | March 31, 2016	1

President's Letter	Liberty All-Star® Equity Fund

(Unaudited)

The Fund’s distribution for the first quarter was $0.12. The Fund's distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $25.29 since 1987 (the Fund's first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

The first quarter began chaotically, but ended essentially where it began. This experience offers reminders for all investors—to focus on the long term, remain committed to one’s objectives and adhere to disciplined investing. In the face of extreme volatility, the Fund and its five investment managers kept these attributes in the forefront during the quarter past, just as we will do every quarter in the future.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2016 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

March 31, 2016 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016 1st Quarter	0.12
Total	$24.11

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2016	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund

March 31, 2016 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Alphabet, Inc., Class A & C	2.69%
Facebook, Inc., Class A	1.97
Salesforce.com, Inc.	1.85
Amazon.com, Inc.	1.74
The Home Depot, Inc.	1.69
Halliburton Co.	1.44
Microsoft Corp.	1.38
CVS Health Corp.	1.38
Chubb Ltd.	1.32
Visa, Inc., Class A	1.23
Oracle Corp.	1.17
Intel Corp.	1.17
Bank of America Corp.	1.15
American Tower Corp.	1.13
Alexion Pharmaceuticals, Inc.	1.12
Mobileye NV	1.07
Mondelez International, Inc., Class A	1.06
Royal Dutch Shell PLC, Class A	0.98
Archer-Daniels-Midland Co.	0.97
The Charles Schwab Corp.	0.93
27.44%

Economic Sectors*	Percent of Net Assets
Information Technology	20.35%
Financials	19.12
Health Care	15.71
Consumer Discretionary	14.11
Energy	8.71
Consumer Staples	7.95
Industrials	7.49
Materials	1.65
Utilities	1.51
Telecommunication Services	1.35
Other Net Assets	2.05
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

March 31, 2016 (Unaudited)

The following are the major ($4 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2016.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/16
Purchases
Amgen, Inc.	31,500	31,500
Cenovus Energy, Inc.	337,675	337,675
Halliburton Co.	151,000	438,500
Mobileye NV	160,541	311,991
Royal Caribbean Cruises Ltd.	71,346	71,346
Seagate Technology	145,375	152,375

Sales
Apple, Inc.	(53,474)	0
Baxalta, Inc.	(99,800)	177,500
The Coca-Cola Co.	(248,358)	0
Mead Johnson Nutrition Co.	(57,600)	0
Microsoft Corp.	(111,647)	273,213
Ross Stores, Inc.	(84,717)	71,290
Textron, Inc.	(104,385)	0
Willis Towers Watson PLC	(38,675)*	0

*	Adjusted for stock split.

First Quarter Report (Unaudited) | March 31, 2016	5

Investment Managers/
Portfolio Characteristics	Liberty All-Star® Equity Fund

March 31, 2016 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular -feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a -different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2016 (Unaudited)

	Investment Style Spectrum Value Growth
	PZENA	DELAWARE	ARISTOTLE	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	40	34	43	44	29	166*	504
Percent of Holdings in Top 10	35%	33%	33%	44%	50%	16%	18%
Weighted Average Market Capitalization (billions)	$82	$85	$79	$103	$100	$88	$138
Average Five-Year Earnings Per Share Growth	-2%	7%	4%	11%	16%	7%	7%
Dividend Yield	3.0%	2.7%	2.2%	0.7%	0.5%	1.8%	2.2%
Price/Earnings Ratio**	13x	20x	17x	25x	42x	20x	20x
Price/Book Value Ratio	2.1x	2.6x	2.8x	3.8x	5.2x	3.0x	3.2x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.95%)
CONSUMER DISCRETIONARY (14.11%)
Auto Components (0.62%)
Johnson Controls, Inc.	172,000	$6,702,840

Automobiles (0.48%)
Ford Motor Co.	385,900	5,209,650

Hotels, Restaurants & Leisure (1.78%)
Chipotle Mexican Grill, Inc.(a)	10,038	4,727,597
Royal Caribbean Cruises Ltd.	71,346	5,861,074
Starbucks Corp.	146,900	8,769,930
		19,358,601
Household Durables (1.36%)
Lennar Corp., Class A(b)	136,000	6,576,960
PulteGroup, Inc.	443,476	8,297,436
		14,874,396
Internet & Catalog Retail (2.53%)
Amazon.com, Inc.(a)	31,893	18,932,961
The Priceline Group, Inc.(a)	6,739	8,686,301
		27,619,262
Media (3.08%)
CBS Corp., Class B(b)	49,081	2,703,873
Grupo Televisa SAB(c)	83,604	2,295,766
The Interpublic Group of Cos., Inc.	128,075	2,939,321
News Corp., Class A	305,600	3,902,512
News Corp., Class B	112,445	1,489,896
Omnicom Group, Inc.	64,775	5,391,223
Time Warner, Inc.	84,000	6,094,200
The Walt Disney Co.	87,641	8,703,628
		33,520,419
Specialty Retail (3.35%)
The Home Depot, Inc.	138,031	18,417,476
Lowe's Cos., Inc.	98,000	7,423,500
Ross Stores, Inc.	71,290	4,127,691
Staples, Inc.	597,507	6,590,502
		36,559,169
Textiles, Apparel & Luxury Goods (0.91%)
Coach, Inc.	42,915	1,720,462
NIKE, Inc., Class B	43,448	2,670,748
Under Armour, Inc., Class A(a)	52,600	4,462,058
VF Corp.	16,206	1,049,501
		9,902,769

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2016	7

Schedule of Investments	Liberty All-Star® Equity Fund

As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (7.95%)
Beverages (0.91%)
Diageo PLC(c)	40,800	$4,401,096
Monster Beverage Corp.(a)	40,900	5,455,242
		9,856,338
Food & Staples Retailing (3.24%)
Costco Wholesale Corp.	39,275	6,188,955
CVS Health Corp.	145,400	15,082,342
Walgreens Boots Alliance, Inc.	83,100	7,000,344
Wal-Mart Stores, Inc.	102,925	7,049,333
		35,320,974
Food Products (2.98%)
Archer-Daniels-Midland Co.	290,100	10,533,531
The Hershey Co.	36,500	3,361,285
The Kraft Heinz Co.	90,200	7,086,112
Mondelez International, Inc., Class A	287,600	11,538,512
		32,519,440
Personal Products (0.82%)
Coty, Inc., Class A(b)	119,000	3,311,770
Unilever NV	126,100	5,634,148
		8,945,918
ENERGY (8.71%)
Energy Equipment & Services (1.44%)
Halliburton Co.	438,500	15,663,220

Oil, Gas & Consumable Fuels (7.27%)
Anadarko Petroleum Corp.	141,572	6,593,008
BP PLC(b)(c)	202,301	6,105,444
California Resources Corp.	8,875	9,141
Cenovus Energy, Inc.	337,675	4,389,775
Chevron Corp.	77,600	7,403,040
ConocoPhillips	166,900	6,721,063
Continental Resources, Inc.(a)	37,878	1,149,976
Devon Energy Corp.	66,016	1,811,479
Exxon Mobil Corp.	79,550	6,649,585
Hess Corp.	41,743	2,197,769
Marathon Oil Corp.	229,700	2,558,858
Murphy Oil Corp.	219,475	5,528,575
Occidental Petroleum Corp.	94,800	6,487,164
Phillips 66	80,300	6,953,177
Pioneer Natural Resources Co.	28,600	4,025,164
Royal Dutch Shell PLC, Class A(c)	220,157	10,666,607
		79,249,825

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
FINANCIALS (19.12%)
Capital Markets (5.04%)
Affiliated Managers Group, Inc.(a)	38,921	$6,320,771
Ameriprise Financial, Inc.	22,318	2,098,115
Bank of New York Mellon Corp.	170,500	6,279,515
The Charles Schwab Corp.(b)	361,948	10,141,783
Franklin Resources, Inc.	186,375	7,277,944
The Goldman Sachs Group, Inc.	40,750	6,396,935
Morgan Stanley	255,400	6,387,554
State Street Corp.	82,925	4,852,771
UBS Group AG	325,600	5,216,112
		54,971,500
Commercial Banks (3.69%)
Banco Bilbao Vizcaya Argentaria SA(b)(c)	559,300	3,646,636
BB&T Corp.	190,800	6,347,916
BOK Financial Corp.(b)	44,400	2,425,128
Cullen/Frost Bankers, Inc.(b)	44,600	2,457,906
First Republic Bank	149,114	9,936,957
M&T Bank Corp.	35,400	3,929,400
Mitsubishi UFJ Financial Group, Inc.(b)(c)	682,100	3,130,839
The PNC Financial Services Group, Inc.	41,062	3,472,614
Regions Financial Corp.	614,950	4,827,357
		40,174,753
Consumer Finance (1.23%)
Visa, Inc., Class A	175,160	13,396,237

Diversified Financial Services (3.11%)
Bank of America Corp.	927,950	12,545,884
Citigroup, Inc.	176,731	7,378,519
JPMorgan Chase & Co.	146,275	8,662,405
Voya Financial, Inc.	178,950	5,327,342
		33,914,150
Insurance (4.19%)
The Allstate Corp.	109,500	7,377,015
American International Group, Inc.	93,575	5,057,729
Axis Capital Holdings Ltd.	95,400	5,290,884
Chubb Ltd.	120,900	14,405,235
Marsh & McLennan Cos., Inc.	121,800	7,404,222
Metlife, Inc.	140,725	6,183,456
		45,718,541
Real Estate Investment Trusts (1.86%)
American Tower Corp.	120,450	12,330,466

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2016	9

Schedule of Investments	Liberty All-Star® Equity Fund

As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Equinix, Inc.	23,991	$7,934,064
		20,264,530
HEALTH CARE (15.71%)
Biotechnology (5.06%)
AbbVie, Inc.	107,900	6,163,248
Alexion Pharmaceuticals, Inc.(a)	87,334	12,158,639
Amgen, Inc.	31,500	4,722,795
Baxalta, Inc.	177,500	7,171,000
BioMarin Pharmaceutical, Inc.(a)	50,173	4,138,269
Celgene Corp.(a)	82,830	8,290,455
Gilead Sciences, Inc.	65,521	6,018,759
Puma Biotechnology, Inc.(a)(b)	72,956	2,142,718
Vertex Pharmaceuticals, Inc.(a)	54,738	4,351,124
		55,157,007
Health Care Equipment & Supplies (1.51%)
Baxter International, Inc.	242,875	9,977,305
Medtronic PLC	86,200	6,465,000
		16,442,305
Health Care Providers & Services (3.21%)
Acadia Healthcare Co., Inc.(a)	61,400	3,383,754
Cardinal Health, Inc.	83,200	6,818,240
Cigna Corp.	45,056	6,183,486
Envision Healthcare Holdings, Inc.(a)	259,498	5,293,759
Express Scripts Holding Co.(a)	85,200	5,852,388
Quest Diagnostics, Inc.	104,400	7,459,380
		34,991,007
Health Care Technology (1.55%)
Athenahealth, Inc.(a)(b)	49,700	6,897,366
Cerner Corp.(a)	127,400	6,747,104
HMS Holdings Corp.(a)	225,087	3,229,998
		16,874,468
Life Sciences Tools & Services (0.58%)
Illumina, Inc.(a)	39,100	6,338,501

Pharmaceuticals (3.80%)
Abbott Laboratories	107,925	4,514,503
Allergan PLC(a)	22,000	5,896,660
Johnson & Johnson	66,000	7,141,200
Merck & Co., Inc.	134,100	7,095,231
Novartis AG(c)	58,200	4,216,008
Perrigo Co. PLC	48,905	6,256,416

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	211,400	$6,265,896
		41,385,914
INDUSTRIALS (7.49%)
Aerospace & Defense (1.81%)
General Dynamics Corp.	43,300	5,688,321
Northrop Grumman Corp.	36,100	7,144,190
Raytheon Co.	56,100	6,879,543
		19,712,054
Airlines (0.23%)
Delta Air Lines, Inc.	51,577	2,510,768

Building Products (0.40%)
Masco Corp.	139,435	4,385,231

Commercial Services & Supplies (0.67%)
Waste Management, Inc.	124,400	7,339,600

Industrial Conglomerates (0.42%)
General Electric Co.	142,100	4,517,359

Machinery (2.96%)
Deere & Co.	43,000	3,310,570
Dover Corp.	106,975	6,881,702
Illinois Tool Works, Inc.	47,000	4,814,680
Oshkosh Corp.	104,500	4,270,915
Parker-Hannifin Corp.	69,375	7,706,175
Stanley Black & Decker, Inc.	50,400	5,302,584
		32,286,626
Road & Rail (0.35%)
J.B. Hunt Transport Services, Inc.	45,390	3,823,653

Trading Companies & Distributors (0.65%)
HD Supply Holdings, Inc.(a)	212,983	7,043,348

INFORMATION TECHNOLOGY (20.35%)
Communications Equipment (0.90%)
Cisco Systems, Inc.	259,900	7,399,353
Palo Alto Networks, Inc.(a)	15,006	2,448,079
		9,847,432
Computers & Peripherals (0.36%)
HP, Inc.	315,950	3,892,504

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2016	11

Schedule of Investments	Liberty All-Star® Equity Fund

As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (0.40%)
Corning, Inc.	209,425	$4,374,888

Internet Software & Services (5.57%)
Alphabet, Inc., Class A(a)	18,752	14,305,901
Alphabet, Inc., Class C(a)	20,100	14,973,495
CoStar Group, Inc.(a)	21,189	3,987,134
Criteo SA(a)(c)	57,727	2,391,052
Facebook, Inc., Class A(a)	188,260	21,480,466
Pandora Media, Inc.(a)(b)	396,105	3,545,140
		60,683,188
IT Services (1.05%)
PayPal Holdings, Inc.(a)	92,000	3,551,200
Xerox Corp.	706,400	7,883,424
		11,434,624
Semiconductors & Semiconductor Equipment (2.72%)
ARM Holdings PLC(c)	121,300	5,299,597
Intel Corp.	393,300	12,723,255
Microchip Technology, Inc.	14,517	699,720
NXP Semiconductors NV(a)	66,972	5,429,420
Texas Instruments, Inc.	95,000	5,454,900
		29,606,892
Software (8.36%)
Adobe Systems, Inc.(a)	104,200	9,773,960
CA, Inc.	237,100	7,300,309
Imperva, Inc.(a)	42,617	2,152,158
Microsoft Corp.	273,213	15,089,554
Mobileye NV(a)(b)	311,991	11,634,144
Oracle Corp.	311,625	12,748,579
Salesforce.com, Inc.(a)	273,354	20,181,726
ServiceNow, Inc.(a)	92,100	5,634,678
Splunk, Inc.(a)	108,200	5,294,226
Tableau Software, Inc., Class A(a)	27,963	1,282,663
		91,091,997
Technology Hardware, Storage & Equipment (0.99%)
Hewlett Packard Enterprise Co.	315,950	5,601,793
Seagate Technology	152,375	5,249,319
		10,851,112
MATERIALS (1.65%)
Chemicals (1.12%)
The Dow Chemical Co.	99,100	5,040,226
EI du Pont de Nemours & Co.	114,100	7,224,812
		12,265,038

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Construction Materials (0.53%)
Martin Marietta Materials, Inc.	36,000	$5,742,360

TELECOMMUNICATION SERVICES (1.35%)
Diversified Telecommunication (1.35%)
AT&T, Inc.	188,000	7,363,960
Verizon Communications, Inc.	136,900	7,403,552
		14,767,512
UTILITIES (1.51%)
Electric Utilities (0.85%)
Edison International	100,000	7,189,000
ITC Holdings Corp.	46,013	2,004,787
		9,193,787
Gas Utilities (0.33%)
National Fuel Gas Co.	72,000	3,603,600

Independent Power and Renewable Energy Producers (0.33%)
AES Corp.	307,000	3,622,600

TOTAL COMMON STOCKS
(COST OF $976,610,546)		1,067,527,907

	PAR VALUE/ SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (4.32%)
REPURCHASE AGREEMENT (2.06%)
Repurchase agreement with State Street Bank & Trust Co., dated 3/31/16, due 04/01/16 at 0.01%, collateralized by United States Treasury Bond, 2.125%, 09/30/21, market value of $22,880,167 and par value of $22,020,000. (Repurchase proceeds of $22,418,006).

(COST OF $22,418,000)	$22,418,000	$22,418,000

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (2.26%)
State Street Navigator Securities Lending Prime Portfolio, 0.50%
(COST OF $24,597,929)	24,597,929	24,597,929

TOTAL SHORT TERM INVESTMENTS
(COST OF $47,015,929)		47,015,929

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2016	13

Schedule of Investments	Liberty All-Star® Equity Fund

As of March 31, 2016 (Unaudited)

TOTAL INVESTMENTS (102.27%)
(COST OF $1,023,626,475)(d)	$1,114,543,836

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.27%)	(24,695,007)

NET ASSETS (100.00%)	$1,089,848,829

NET ASSET VALUE PER SHARE
(185,475,952 SHARES OUTSTANDING)	$5.88

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $24,665,539.
(c)	American Depositary Receipt.
(d)	Cost of investments for federal income tax purposes is $1,026,878,690.

Gross unrealized appreciation and depreciation at March 31, 2016 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$158,606,493
Gross unrealized depreciation	(70,941,347)
Net unrealized appreciation	$87,665,146

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2016 (Unaudited)

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor, ALPS Advisors, Inc. (the “Advisor”), using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2016, the Fund held no securities that were fair valued.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Repurchase Agreements
The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation, including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

First Quarter Report (Unaudited) | March 31, 2016	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund

March 31, 2016 (Unaudited)

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. As of March 31, 2016, the market value of securities on loan was $24,665,539, and the total cash collateral and non-cash collateral received was $24,597,929 and $911,603, respectively.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2016 (Unaudited)

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

First Quarter Report (Unaudited) | March 31, 2016	17

Notes to Schedule of Investments	Liberty All-Star® Equity Fund

March 31, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,067,527,907	$–	$–	$1,067,527,907
Short Term Investment	–	22,418,000	–	22,418,000
Investments Purchased with Collateral from Securities Loaned	24,597,929	–	–	24,597,929
Total	$1,092,125,836	$22,418,000	$–	$1,114,543,836

* See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended March 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Shareholder Meeting Results
On February 25, 2016, the Special Meeting of Shareholders of the Fund was held to approve a new Portfolio Management Agreement with Aristotle Capital Management, LLC (“Aristotle”). On December 14, 2015, the record date for the meeting, the Fund had outstanding 182,754,403 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal - To approve a new Portfolio Management Agreement with Aristotle:

For	Against	Abstain	Broker Non-Votes
91,128,734	13,082,250	2,723,433	None

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark And Market Indicies

March 31, 2016 (Unaudited)

Dow Jones Industrial Average
A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average
The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2016	19

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